                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 1, 2005
                                                  ---------------

                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                        0-11201                  22-1642321
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  (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

          41 Fairfield Place, West Caldwell, New Jersey     07006
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         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (973) 575-1300

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 1, 2005, Reynold K. Green was appointed Vice President and
Chief Operating Officer of Merrimac Industries, Inc. (the "Company"). Mr. Green,
46, has been Vice President and General Manager of the Company since November
2002 and was Vice President and General Manager of the Company's RF Microwave
Products Group from January 2000 to November 2002. He was Vice President, Sales
from March 1997 to January 2000 and Vice President of Manufacturing from April
1996 to March 1997. Mr. Green has no family relationship with any director or other executive officer of the Company.

Mr. Green does not have an employment agreement; he is eligible to participate in the Company's employee benefit plans on the same basis as other employees.
Mr. Green participates in the Company's Severance Plan adopted in September 2003 for key executive management personnel, as disclosed under the heading
"Employment Contracts and Termination of Employment and Change-in-Control
Arrangements" in the Company's 2004 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2004, which description is hereby incorporated by reference herein.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRIMAC INDUSTRIES, INC.

                                          By:  /s/ Robert V. Condon
                                               ----------------------
                                          Name:  Robert V. Condon
                                          Title: Vice President, Finance and
                                                 Chief Financial Officer

Date: January 6, 2005